MERRILL LYNCH
                                                                 GLOBAL SMALLCAP
                                                                 FUND, INC.


                                [GRAPHIC OMITTED]


                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 June 30, 1998

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Hubertus Aarts, Vice President
R. Elise Baum, Vice President
Donald C. Burke, Vice President
Kenneth Chiang, Vice President
James E. Russell, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

DEAR SHAREHOLDER

Global equity markets produced positive returns during the quarter ended June 30, 1998, with the majority of the returns coming in June. The total return (in US dollar terms) of the benchmark unmanaged Salomon Smith Barney Extended Market Index (SEMI) during the three months ended June 30, 1998 was -2.33%. During the June quarter, small-capitalization stocks continued their underperformance relative to large-capitalization stocks. The best-performing small-capitalization stocks continued to come from the financial sector in the United States and Europe, while emerging markets posted negative returns as a result of the ongoing financial problems in Japan and the Pacific Rim.

For the three months ended June 30, 1998, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -3.08%, -3.23%, -3.34% and -3.09%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) During the June quarter, the Fund underperformed its benchmark.

Detrimental to performance were the Fund's overweighted positions in emerging markets and Japan and stock selection in the emerging markets and the United States. Beneficial to performance were the Fund's underweighted position in the United States and overweighted position and stock selection in Continental Europe. In the United States, Fund performance was hindered by overweighting investments in the technology sector and underweighting investments in the financial services sector. Technology stocks were weak during the June quarter on continued concerns about slowing demand and competitive pricing from Asian manufacturers. In Europe, the Fund was overweighted in the support-services and software sectors in the earlier part of the quarter, which benefited performance relative to the benchmark. In Japan, the Fund's overweighted position in financially sound, cash-rich Japanese corporations buffered the Fund's performance against continued declines in the market.

Portfolio Matters and Investment Strategy

We expect benign interest rate environments in the major economies to support the valuations and performance of equity markets. The extent to which small-capitalization stocks will benefit continues to be constrained by the risk of earnings deceleration in the large-capitalization stocks and the premium investors are willing to pay for liquidity in large-capitalization issues. We believe these perceptions will linger as long as concerns of further fallout from the Asian currency crisis continue to plague the global equity markets.

During the June quarter, we de-emphasized broad macroeconomic asset allocation in favor of refocusing the Fund toward stock selection, stressing companies with quality managements and above-average earnings growth and high barriers to entry in defendable niches.

In the United States, we overweighted the technology and healthcare industries and underweighted financial and cyclical industries. We believe this will help insulate the Fund from a slowdown in the US economy. We will continue to search for companies with high earnings growth potential in niche businesses which have good long-term potential. A stock that benefited the Fund's quarterly investment performance was Paxson Communications Corp., a broadcast television network. Recent television station acquisitions have drawn attention to the value of the company's broadcast properties and to the potential for increased cash flow from the launch of family-oriented programming later this year.

Our European country exposure is in line with the SEMI, except for the United Kingdom, where we are underweighted. We expect to maintain our exposure to the software and support-services sectors where earnings have been robust. We will avoid cyclicals because of continued earnings downgrades as a result of the Asian crisis. However, since the valuation gap between cyclicals and growth stocks is increasing, we will wait for second quarter earnings results to decide on further allocation changes.

During the June quarter, we eliminated the majority of our exposure to Japan and the emerging markets. We are likely to continue to avoid the Pacific Rim and emerging markets because we believe earnings downgrades will persist and that the economic recovery will be slower than expected. In addition, we believe political and macroeconomic uncertainties will continue to dampen corporate earnings growth and create currency volatility.

Fiscal Year in Review

For the year ended June 30, 1998, total returns for the Fund's Class A, Class B, Class C and Class D Shares were -7.15%, -8.15%, -8.19% and -7.43%, respectively, while the unmanaged SEMI total return was +10.83% over the same 12-month period in US dollar terms. Detrimental to performance were the Fund's overweighted positions in Japan and the emerging markets and its underweighted position in the United States. Stock selection in Europe and the United States benefited performance.

The Asian crisis, which started in Thailand in July 1997, spilled over to the rest of Asia and culminated in a global stock market correction. This impacted small-capitalization stocks severely by the fourth quarter of 1997 as investors sought safety in large-capitalization stocks. Stocks in emerging markets, which compete with the commodity and low value-added products of Asia, were impacted severely. Problems in Japan added to the Southeast Asia crisis, which has further dampened global market sentiment.

Despite these problems, we continue to find attractive companies within Europe and the United States. In Europe, European Monetary Union (EMU) is creating opportunities for companies to consolidate, thereby reducing costs and driving earnings growth. EMU has also created new opportunities in technology services to address the multi-currency functionality and year 2000 problems. In the United States, advances in telecommunications, the Internet and healthcare, as well as trends toward outsourcing, have fueled the growth of many small companies.

In Conclusion

For investors with a long-term focus, we believe there are good opportunities in small company stocks globally. While we believe European valuations may be temporarily stretched, the earnings results and consolidation in a unified Europe will provide continued impetus for earnings growth for many small companies, in our view. In the US market, small stocks are the most attractive sector in terms of valuation and earnings growth prospects.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Kenneth Chiang

Kenneth Chiang
Vice President and
Senior Portfolio Manager


/s/ Hubertus Aarts

Hubertus Aarts
Vice President and
Co-Portfolio Manager


/s/ R. Elise Baum

R. Elise Baum
Vice President and
Co-Portfolio Manager


/s/ James Russell

James Russell
Vice President and
Co-Portfolio Manager

August 13, 1998


                                     2 & 3

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return Based on a $10,000 Investment

[A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers
            Extended Market Index. Beginning and ending values are:]

Class A Shares and Class C Shares

                                                10/21/94**              6/98
Merrill Lynch Global SmallCap Fund, Inc.+ --
  Class A Shares*                                $9,475                $10,651

Merrill Lynch Global SmallCap Fund, Inc.+ --
  Class C Shares*                                $10,000               $10,804

Salomon Brothers Extended Market Index++         $10,000               $15,266

Total Return Based on a $10,000 Investment

[A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the Salomon Brothers
            Extended Market Index. Beginning and ending values are:]

Class B Shares and Class D Shares

                                                 8/05/94**               6/98
Merrill Lynch Global SmallCap Fund, Inc.+ --
  Class B Shares*                                $10,000               $10,509

Merrill Lynch Global SmallCap Fund, Inc.+ --
  Class D Shares*                                $9,475                $10,359

Salomon Brothers Extended Market Index++         $10,000               $15,287

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ Merrill Lynch Global SmallCap Fund, Inc. invests primarily in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged broad-based global small cap Index provides returns from stocks in 22 markets.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                  -7.15%           -12.02%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98                +3.22            + 1.72
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                  -8.15%           -11.69%
--------------------------------------------------------------------------------
Inception (8/5/94) through 6/30/98                  +1.51            + 1.28
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                  -8.19%            -9.07%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98                +2.12             +2.12
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                  -7.43%           -12.29%
--------------------------------------------------------------------------------
Inception (8/5/94) through 6/30/98                  +2.31            + 0.91
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                 12 Month        3 Month     Since Inception
                                               Total Return   Total Return    Total Return
============================================================================================
ML Global SmallCap Fund, Inc. Class A Shares       -7.15%        -3.08%         +12.41%
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares       -8.15         -3.23          + 6.02
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares       -8.19         -3.34          + 8.04
--------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares       -7.43         -3.09          + 9.33
============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares and Class C Shares, 10/21/94; and Class B Shares and Class D Shares, 8/05/94.

SCHEDULE OF INVESTMENTS (in US dollars)

                                               Shares                                                           Value   Percent of
EUROPE           Industries                     Held                  Investments                    Cost     (Note 1a) Net Assets
==================================================================================================================================
Denmark          Security Services               7,800   Falck A/S                                $  393,022   $   482,322     0.6%
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Denmark                393,022       482,322     0.6
==================================================================================================================================
Finland          Holding Company                 2,066   Fiskars OY AB (Class A)                     106,683       293,996     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Finland                106,683       293,996     0.4
==================================================================================================================================
France           Computer Software               2,626   Altran Technologies S.A.                    219,288       596,591     0.8
                 -----------------------------------------------------------------------------------------------------------------
                 Distribution                    2,558   Guilbert S.A.                               400,280       404,641     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Electronics                     4,814   Compagnie des Signaux S.A.                  250,106       463,597     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Holding Company                   862   Societe EuraFrance S.A.                     260,859       542,004     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Plastics                        3,832   Compagnie Plastic Omnium S.A.               489,696       566,858     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Restaurants                     3,000   Leon de Bruxelles S.A.                      238,620       307,769     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in France               1,858,849     2,881,460     3.7
==================================================================================================================================
Germany          Broadcasting                    1,010   EM.TV & Merchandising AG                    313,202       497,950     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Insurance                       3,340   AXA Colonia Konzern AG                      371,040       414,447     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Machine Tools &                   909   Walter AG                                   267,472       392,765     0.5
                 Machinery
                 -----------------------------------------------------------------------------------------------------------------
                 Machinery &                     6,833  +Kloeckner Werke AG                          615,477       491,694     0.6
                 Engineering
                 -----------------------------------------------------------------------------------------------------------------
                 Machinery & Equipment           1,007   Jungheinrich AG (Preferred)                 204,236       186,874     0.2
                 -----------------------------------------------------------------------------------------------------------------
                 Manufacturing                   3,157   Escada AG (Preferred)                       524,402       498,418     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Retail Specialty               10,411   Moebel Walther AG                           445,482       426,775     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Transportation                  3,168   Koegel Fahrzeugwerke AG (Preferred)         409,978       605,451     0.8
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Germany              3,151,289     3,514,374     4.6
==================================================================================================================================
Ireland          Foods                          59,608   Greencore Group PLC                         299,101       323,232     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Ireland                299,101       323,232     0.4
==================================================================================================================================
Italy            Banking & Finance              12,000   Banca Popolare di Bergamo Credito
                                                         Varesino S.p.A.                             253,121       247,158     0.3
                 -----------------------------------------------------------------------------------------------------------------
                 Textiles & Apparel             32,000  +Societa Italiana Manufatti
                                                         (SIMINT) S.p.A.                             244,585       312,437     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Italy                  497,706       559,595     0.7
==================================================================================================================================
Netherlands      Computer Software              11,955  +DOCdata NV                                  174,393       343,338     0.5
                                                29,384   ICT Automatisering NV                       284,666       723,744     0.9
                                                                                                 -----------   -----------   -----
                                                                                                     459,059     1,067,082     1.4
                 -----------------------------------------------------------------------------------------------------------------
                 Electrical Equipment            7,799   Twentsche Kabel Holding NV                  309,938       299,666     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Engineering &                     250   Volker Wessels Stevin NV                      8,027         7,362     0.0
                 Construction
                 -----------------------------------------------------------------------------------------------------------------
                 Holding Company                12,626   Internatio-Mueller NV                       291,895       423,562     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Human Resources                14,839   Unique International NV                     435,753       504,380     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Industrial Services            10,857   Koninklijke Pakhoed NV                      419,795       352,986     0.5
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in the Netherlands      1,924,467     2,655,038     3.5
==================================================================================================================================
Norway           Computer Services             108,500  +Agresso Group ASA                           487,587       481,373     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Computer Software               6,182  +Contextvision AB                             93,624       102,448     0.1
                                                38,306   Merkantildata ASA                           186,689       484,854     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Newspaper/Publishing           16,244   Schibsted ASA                               337,559       273,436     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Norway               1,105,459     1,342,111     1.7
==================================================================================================================================
Russia           Telecommunications             12,180  +Vimpel-Communications (ADR) (a)             377,431       545,055     0.7
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Russia                 377,431       545,055     0.7
==================================================================================================================================
Spain            Building &                      5,900   Abengoa, S.A.                               423,726       543,091     0.7
                 Construction
                 -----------------------------------------------------------------------------------------------------------------
                 Manufacturing                   3,042   Azkoyen, S.A.                               390,077       468,413     0.6
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Spain                  813,803     1,011,504     1.3
==================================================================================================================================
Sweden           Computer Services              16,000   Grupen Mandator AB (B Shares)               369,072       625,995     0.8
                 -----------------------------------------------------------------------------------------------------------------
                 Engineering &                  17,546   Svedala Industri AB                         230,417       407,049     0.5
                 Construction
                 -----------------------------------------------------------------------------------------------------------------
                 Forest Products/              472,500   Rottneros Bruks AB Free                     729,456       340,695     0.4
                 Paper & Packaging
                 -----------------------------------------------------------------------------------------------------------------
                 Holding Company                11,900   Kinnevik AB (B Shares)                      269,196       387,241     0.5
                                                11,900   Kinnevik AB (B Shares) (Rights) (b)          56,439        55,213     0.1
                                                                                                 -----------   -----------   -----
                                                                                                     325,635       442,454     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Hotels                          9,395   Scandic Hotels AB                           170,526       341,658     0.5
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Sweden               1,825,106     2,157,851     2.8
==================================================================================================================================
Switzerland      Advertising                     1,620   Edipresse S.A. (Bearer)                     351,247       445,666     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Banking & Finance               1,715   Banque Cantonale de Geneve                  540,989       542,514     0.7
                 -----------------------------------------------------------------------------------------------------------------


                                     6 & 7

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

EUROPE                                         Shares                                                           Value   Percent of
(concluded)      Industries                     Held                  Investments                    Cost     (Note 1a) Net Assets
==================================================================================================================================
Switzerland      Distribution                    2,925  +TEGE S.A.                                $  224,891   $   262,436     0.3%
(concluded)      -----------------------------------------------------------------------------------------------------------------
                 Electronics                        40  +Kudelski S.A.                               186,667       368,122     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Food Merchandising              2,040   Selecta Group (The)                         405,088       436,047     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Industrials                     1,972   Oerlikon-Buehrle Holdings AG                212,627       360,367     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Retail Specialty                  480   Grands Magasins Jelmoli S.A.                254,092       609,579     0.8
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Switzerland          2,175,601     3,024,731     3.9
==================================================================================================================================
United Kingdom   Aerospace                      17,700   DONCASTERS PLC (ADR) (a)                    323,541       492,281     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Building &                     45,934   Jarvis PLC                                  293,689       532,654     0.7
                 Construction
                 -----------------------------------------------------------------------------------------------------------------
                 Chemicals                     157,578   Inspec Group PLC                            522,360       686,218     0.9
                 -----------------------------------------------------------------------------------------------------------------
                 Computer Services               9,962   Misys PLC                                    98,501       565,965     0.7
                                               116,364   Skillsgroup PLC                             366,559       549,454     0.7
                                                                                                 -----------   -----------   -----
                                                                                                     465,060     1,115,419     1.4
                 -----------------------------------------------------------------------------------------------------------------
                 Computer Software              73,000  +Micro Focus Group PLC                       747,180       517,652     0.7
                 -----------------------------------------------------------------------------------------------------------------
                 Industrial Services            34,168   Select Appointments (Holdings) PLC          333,086       487,430     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Insurance                      66,000  +Independent Insurance Group PLC             289,689       378,816     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Metals                         48,028   Johnson Matthey PLC                         518,113       431,125     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Oil Services                   57,553   Expro International Group PLC               476,994       477,255     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Rental Services                81,400   Ashtead Group PLC                           190,835       319,167     0.4
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in the
                                                         United Kingdom                            4,160,547     5,438,017     7.1
==================================================================================================================================
                                                         Total Investments in Europe              18,689,064    24,229,286    31.4
==================================================================================================================================
LATIN AMERICA
==================================================================================================================================
Mexico           Engineering &                 242,450  +Grupo Profesional Planeacion y
                 Construction                            Proyectos, S.A. de C.V. (Class B)         1,079,551       558,628     0.7
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Latin America        1,079,551       558,628     0.7
==================================================================================================================================
NORTH AMERICA
==================================================================================================================================
Canada           Leisure                        27,384   Four Seasons Hotels Ltd.                    319,909       964,225     1.3
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Canada                 319,909       964,225     1.3
==================================================================================================================================
United States    Apparel                        50,100  +Norton McNaughton, Inc.                     538,399       325,650     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Application                    31,600  +Rational Software Corporation               417,844       481,900     0.6
                 Development
                 Software
                 -----------------------------------------------------------------------------------------------------------------
                 Auto--Related                  15,600   Meritor Automotive, Inc.                    385,124       374,400     0.5
                                                46,600  +Miller Industries, Inc.                     411,791       361,150     0.5
                                                27,000   Walbro Corp.                                494,287       378,000     0.5
                                                                                                 -----------   -----------   -----
                                                                                                   1,291,202     1,113,550     1.5
                 -----------------------------------------------------------------------------------------------------------------
                 Banking & Finance              14,174   Charter One Financial, Inc.                 117,313       475,715     0.6
                                                27,930   Civic Bancorp                               330,916       499,249     0.7
                                                                                                 -----------   -----------   -----
                                                                                                     448,229       974,964     1.3
                 -----------------------------------------------------------------------------------------------------------------
                 Biotechnology                   4,800  +Biomatrix, Inc.                              67,914       195,000     0.3
                                                11,900  +COR Therapeutics, Inc.                      132,024       165,113     0.2
                                                14,400  +Genome Therapeutics Corporation             123,171        64,350     0.1
                                                18,300  +Magainin Pharmaceuticals, Inc.              193,027        93,788     0.1
                                                33,000  +NABI, Inc.                                  222,517       100,031     0.1
                                                33,575  +NeoRx Corp.                                 227,194       161,580     0.2
                                                 6,100  +Neurogen Corporation                         81,433       108,275     0.1
                                                 4,800  +Pharmacopeia, Inc.                           86,502        68,400     0.1
                                                 8,800  +Scios, Inc.                                  64,850        77,825     0.1
                 -----------------------------------------------------------------------------------------------------------------
                 Broadcasting                   84,300  +Paxson Communications Corp.                 883,960     1,022,138     1.3
                 -----------------------------------------------------------------------------------------------------------------
                 Building &
                 Building Materials              9,800  +Giant Cement Holding, Inc.                  138,237       279,300     0.4
                                                 6,300   Oakwood Homes Corporation                   160,551       189,000     0.2
                                                16,200   Ryland Group, Inc.                          232,566       425,250     0.5
                                                12,300  +Toll Brothers, Inc.                         247,648       352,856     0.5
                                                                                                 -----------   -----------   -----
                                                                                                     779,002     1,246,406     1.6
                 -----------------------------------------------------------------------------------------------------------------
                 Business Services              14,400  +Caribiner International, Inc.               338,674       252,000     0.3
                 -----------------------------------------------------------------------------------------------------------------
                 Computer Software              41,300  +Ardent Software, Inc.                       289,905       567,875     0.7
                                                 8,800  +BISYS Group, Inc. (The)                     292,260       360,800     0.5
                                                18,825  +Boole & Babbage, Inc.                       269,919       449,447     0.6
                                                12,400  +Broderbund Software, Inc.                   235,496       282,100     0.4
                                                15,225  +Harbinger Corporation                       211,075       368,255     0.5
                                                19,400  +Information Resources, Inc.                 349,924       358,900     0.4
                                                 5,000  +Learning Company, Inc. (The)                 96,336       148,125     0.2
                                                11,900  +Platinum Technology, Inc.                   293,906       339,894     0.4
                                                 8,700  +Software Spectrum, Inc.                     122,887       172,913     0.2
                                                 3,963  +Sterling Commerce, Inc.                      56,142       192,206     0.3
                                                34,000  +Structural Dynamics Research Corp.          701,823       782,000     1.0
                                                                                                 -----------   -----------   -----
                                                                                                   2,919,673     4,022,515     5.2
                 -----------------------------------------------------------------------------------------------------------------
                 Computers &                    38,400  +Mentor Graphics Corporation                 395,585       405,600     0.5
                 Computer                       29,800  +Phoenix Technologies Ltd.                   396,580       376,225     0.5
                 Services                        9,500  +Storage Technology Corporation              203,274       412,063     0.5
                                                                                                 -----------   -----------   -----
                                                                                                     995,439     1,193,888     1.5
                 -----------------------------------------------------------------------------------------------------------------
                 Data Processing                 4,300   National Data Corporation                   151,861       188,125     0.3
                                                12,600  +Primark Corporation                         348,261       394,538     0.5
                                                16,100  +Read-Rite Corporation                       155,146       144,900     0.2
                                                69,600  +Sybase, Inc.                              1,106,807       482,850     0.6
                                                                                                 -----------   -----------   -----
                                                                                                   1,762,075     1,210,413     1.6
                 -----------------------------------------------------------------------------------------------------------------
                 Diversified                    18,000  +ACX Technologies, Inc.                      383,079       391,500     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Electronics                    13,500  +CHS Electronics, Inc.                       285,750       239,625     0.3
                                                43,800  +C.P. Clare Corp.                            362,400       416,100     0.5
                                                12,500  +DII Group, Inc.                             150,183       213,281     0.3


                                     8 & 9

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (continued) (in US dollars)

NORTH AMERICA                                  Shares                                                           Value   Percent of
(concluded)      Industries                     Held                  Investments                    Cost     (Note 1a) Net Assets
==================================================================================================================================
United States    Electronics                    18,200  +ESCO Electronics Corporation             $  316,504   $   345,800     0.5%
(concluded)      (concluded)                     8,000  +Hadco Corporation                           320,049       185,000     0.2
                                                16,000  +TriQuint Semiconductor, Inc.                349,902       304,000     0.4
                                                 7,800  +Triumph Group, Inc.                         225,918       327,600     0.4
                                                                                                 -----------   -----------   -----
                                                                                                   2,010,706     2,031,406     2.6
                 -----------------------------------------------------------------------------------------------------------------
                 Entertainment                  10,500   Dover Downs Entertainment, Inc.             309,904       325,500     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Environmental                  15,525   BHA Group Inc. (Class A)                    198,583       244,525     0.3
                 Control                         3,943  +Envirosource, Inc.                          100,919        69,000     0.1
                                                                                                 -----------   -----------   -----
                                                                                                     299,502       313,525     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Finance                        18,000  +DVI, Inc.                                   442,714       459,000     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Gaming                         49,424  +Midway Games Inc.                           719,842       772,250     1.0
                                                15,800  +WMS Industries, Inc.                         46,497        66,163     0.1
                                                                                                 -----------   -----------   -----
                                                                                                     766,339       838,413     1.1
                 -----------------------------------------------------------------------------------------------------------------
                 Healthcare--                   38,100  +HCIA Inc.                                   475,085       492,919     0.6
                 Products/Services              16,700  +Magellan Health Services, Inc.              486,659       423,763     0.5
                                                45,400  +MedPartners, Inc.                           442,145       363,200     0.5
                                                46,800  +Ramsay Health Care, Inc.                    287,902        81,900     0.1
                                                14,250  +Sierra Health Services, Inc.                300,093       358,922     0.5
                                                                                                 -----------   -----------   -----
                                                                                                   1,991,884     1,720,704     2.2
                 -----------------------------------------------------------------------------------------------------------------
                 Industrial--                   39,500  +APAC TeleServices, Inc.                     375,368       229,594     0.3
                 Outsourcing                    53,000  +SITEL Corporation                            474,29       351,125     0.5
                                                                                                 -----------   -----------   -----
                                                                                                      849,66       580,719     0.8
                 -----------------------------------------------------------------------------------------------------------------
                 Insurance                       6,600   American National Insurance Co.             570,555       690,112     0.9
                                                 5,000   AmerUs Life Holdings Inc. (Class A)         164,375       161,875     0.2
                                                20,000  +Gryphon Holdings, Inc.                      307,500       325,000     0.4
                                                11,600   HCC Insurance Holdings, Inc.                202,496       255,200     0.3
                                                14,500   PXRE Corp.                                  323,975       435,000     0.6
                                                                                                 -----------   -----------   -----
                                                                                                   1,568,901     1,867,187     2.4
                 -----------------------------------------------------------------------------------------------------------------
                 Machinery                      14,000   AGCO Corporation                            328,730       287,875     0.4
                                                17,100   Stewart & Stevenson Services, Inc.          397,651       303,525     0.4
                                                                                                 -----------   -----------   -----
                                                                                                     726,381       591,400     0.8
                 -----------------------------------------------------------------------------------------------------------------
                 Manufacturing                  18,000   Foamex International Inc.                   256,500       312,750     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Metals                          8,150   Applied Industrial Technologies, Inc.       155,388       167,584     0.2
                                                15,800   Castle (A.M.) & Company                     291,876       347,600     0.5
                                                17,700  +Citation Corporation                        238,490       352,894     0.5
                                                17,400   Commonwealth Industries, Inc.               327,256       171,825     0.2
                                                23,000  +Shiloh Industries, Inc.                     307,437       465,750     0.6
                                                 6,700  +Wolverine Tube, Inc.                        192,590       254,600     0.3
                                                                                                 -----------   -----------   -----
                                                                                                   1,513,037     1,760,253     2.3
                 -----------------------------------------------------------------------------------------------------------------
                 Natural Resources              22,700  +Benton Oil and Gas Company                  427,019       241,187     0.3
                                                18,300  +Brown (Tom), Inc.                           210,967       344,269     0.4
                                                 7,600  +Forcenergy Inc.                             173,319       135,375     0.2
                                                12,100  +Louis Dreyfus Natural Gas Corp.             213,955       229,144     0.3
                                                12,900   Newpark Resources, Inc.                     163,935       143,512     0.2
                                                22,000  +Plains Resources, Inc.                      137,500       394,625     0.5
                                                15,500  +TransTexas Gas Corp.                        170,500       137,562     0.2
                                                40,263  +Zemex Corporation                           344,670       352,301     0.5
                                                                                                 -----------   -----------   -----
                                                                                                   1,841,865     1,977,975     2.6
                 -----------------------------------------------------------------------------------------------------------------
                 Office Equipment               31,400   Danka Business Systems PLC (ADR)(a)(c)     571,625        370,913     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Restaurants                    43,100  +Au Bon Pain Company, Inc. (Class A)         349,835       471,406     0.6
                 -----------------------------------------------------------------------------------------------------------------
                 Retail Specialty               17,500  +Micro Warehouse, Inc.                       301,787       269,062     0.4
                 -----------------------------------------------------------------------------------------------------------------
                 Steel                           3,600  +Novamerican Steel Inc.                       39,000        26,100     0.0
                 -----------------------------------------------------------------------------------------------------------------
                 Telecommunications              7,200  +Allen Telecom Inc.                          127,512        83,700     0.1
                 & Equipment                    90,000  +Applied Digital Access, Inc.                455,178       450,000     0.6
                                                18,000  +DSP Communications, Inc.                    250,754       247,500     0.3
                                                15,200  +Harmonic Lightwaves, Inc.                   233,891       233,700     0.3
                                                44,200  +Metromedia International Group, Inc.        503,928       527,637     0.7
                                                17,000  +Network Equipment Technologies, Inc.        246,576       266,687     0.4
                                                                                                 -----------   -----------   -----
                                                                                                   1,817,839     1,809,224     2.4
                 -----------------------------------------------------------------------------------------------------------------
                 Transportation                 11,550   Air Express International Corporation       210,495       308,962     0.4
                                                14,000   Circle International Group, Inc.            355,349       392,000     0.5
                                                                                                 -----------   -----------   -----
                                                                                                     565,844       700,962     0.9
                 -----------------------------------------------------------------------------------------------------------------
                 Wire & Cable                   28,500  +Anixter International Inc.                  462,092       543,281     0.7
                 Products                       11,400   General Cable Corporation                   159,600       329,175     0.4
                                                                                                 -----------   -----------   -----
                                                                                                     621,692       872,456     1.1
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in the United States   28,801,227    30,568,241    39.6
==================================================================================================================================
                                                         Total Investments in North America       29,121,136    31,532,466    40.9
==================================================================================================================================
PACIFIC BASIN
==================================================================================================================================
Australia        Consulting Services            54,000   Atkins Carlyle Ltd.                         491,472       531,584     0.7
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Australia              491,472       531,584     0.7
==================================================================================================================================
Japan            Beverages                      81,400   Sanyo Coca-Cola Bottling Co., Ltd.        1,118,168       876,444     1.2
                 -----------------------------------------------------------------------------------------------------------------
                 Consumer Electricals           49,000   Roland Corporation                        1,175,635       802,699     1.1
                 -----------------------------------------------------------------------------------------------------------------
                 Machinery                      11,000   Union Tool Co.                              418,501       396,911     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Real Estate                       680   TOC Company Ltd.                              6,748         5,835     0.0
                 -----------------------------------------------------------------------------------------------------------------
                 Restaurants                    34,000   Mos Food Services, Inc.                     976,502       404,850     0.5
                 -----------------------------------------------------------------------------------------------------------------
                 Services                       15,900   Ichinen Co., Ltd.                           360,488        90,647     0.1
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Japan                4,056,042     2,577,386     3.4
==================================================================================================================================


                                    10 & 11

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (concluded) (in US dollars)

PACIFIC BASIN                                    Shares                                                         Value   Percent of
(concluded)      Industries                       Held                Investments                    Cost     (Note 1a) Net Assets
==================================================================================================================================
New Zealand      Textiles & Apparel             49,350   Lane Walker Rudkin Industries, Ltd.      $   53,080   $    24,560     0.0%
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in New Zealand             53,080        24,560     0.0
==================================================================================================================================
Philippines      Financial Services             15,428   Far East Bank & Trust Company                32,458        13,012     0.0
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in the Philippines         32,458        13,012     0.0
==================================================================================================================================
                                                         Total Investments in the Pacific Basin    4,633,052     3,146,542     4.1
==================================================================================================================================
SHORT-TERM                                       Face
SECURITIES                                      Amount
==================================================================================================================================
                 Commercial Paper*       US$ 2,000,000   Atlantic Asset Securitization Corp.,
                                                         5.50% due 7/13/1998                       1,996,300     1,996,300     2.6
                                                         Concord Minutemen Capital Corp.:
                                               659,000   6.50% due 7/01/1998                         659,000       659,000     0.8
                                             1,000,000   6% due 7/07/1998                            999,000       999,000     1.3
                                             2,000,000   Corporate Asset Funding Co. Inc.,
                                                         5.53% due 7/10/1998                       1,997,235     1,997,235     2.6
                                             3,000,000   Finova Capital Corp., 5.90%
                                                         due 7/02/1998                             2,999,508     2,999,508     3.9
                                             3,531,000   General Motors Acceptance Corp.,
                                                         6.50% due 7/01/1998                       3,531,000     3,531,000     4.6
                                             1,000,000   International Securitization Corp.,
                                                         5.53% due 7/06/1998                         999,232       999,232     1.3
                                             3,000,000   Park Avenue Receivables Corp.,
                                                         5.55% due 7/02/1998                       2,999,538     2,999,538     3.9
                 -----------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Short-Term
                                                         Securities                               16,180,813    16,180,813    21.0
==================================================================================================================================
                 Total Investments                                                               $69,703,616    75,647,735    98.1
                                                                                                 ===========
                 Unrealized Appreciation on Forward Foreign Exchange Contracts**                                   136,282     0.2
                 Other Assets Less Liabilities                                                                   1,353,755     1.7
                                                                                                               -----------   -----
                 Net Assets                                                                                    $77,137,772   100.0%
                                                                                                               ===========   =====
====================================================================================================================================

                * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

                ** Forward foreign exchange contracts as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                     Unrealized
Foreign Currency                               Expiration           Appreciation
Sold                                              Date                (Note 1c)
--------------------------------------------------------------------------------
(Yen)  225,425,700                             July 1998              $136,282
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$1,766,659)                                           $136,282
                                                                       ========
--------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) The rights may be exercised until 8/18/1998.
(c) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or which at least 50% of the assets of the issuer are situated.
+   Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                As of June 30, 1998
==================================================================================================================================
Assets:         Investments, at value (identified cost--$69,703,616) (Note 1a) .....................                  $ 75,647,735
                Unrealized appreciation on forward foreign exchange contracts--net (Note 1c) .......                       136,282
                Foreign cash (Note 1d) .............................................................                       206,352
                Cash ...............................................................................                           933
                Receivables:
                   Securities sold .................................................................   $  1,880,933
                   Dividends .......................................................................        217,464
                   Forward foreign exchange contracts (Note 1c) ....................................        102,744
                   Capital shares sold .............................................................         15,468      2,216,609
                                                                                                       ------------
                Deferred organization expenses (Note 1g) ...........................................                        39,716
                Prepaid registration fees and other assets (Note 1g) ...............................                        40,861
                                                                                                                      ------------
                Total assets .......................................................................                    78,288,488
                                                                                                                      ------------
==================================================================================================================================
Liabilities:    Payables:
                   Securities purchased ............................................................        526,255
                   Capital shares redeemed .........................................................        307,549
                   Investment adviser (Note 2) .....................................................         58,380
                   Distributor (Note 2) ............................................................         57,601        949,785
                Accrued expenses and other liabilities .............................................                       200,931
                                                                                                                      ------------
                Total liabilities ..................................................................                     1,150,716
                                                                                                                      ------------
==================================================================================================================================
Net Assets:     Net assets .........................................................................                  $ 77,137,772
                                                                                                                      ============
==================================================================================================================================
Net Assets      Class A Common Stock, $0.10 par value, 100,000,000 shares authorized ...............                  $     46,315
Consist of:     Class B Common Stock, $0.10 par value, 100,000,000 shares authorized ...............                       618,923
                Class C Common Stock, $0.10 par value, 100,000,000 shares authorized ...............                        46,592
                Class D Common Stock, $0.10 par value, 100,000,000 shares authorized ...............                       117,187
                Paid-in capital in excess of par ...................................................                    87,958,593
                Undistributed investment income--net ...............................................                     2,013,949
                Accumulated realized capital losses on investments and foreign currency
                transactions--net (Note 6) .........................................................                   (15,639,304)
                Accumulated distributions in excess of realized capital gains--net (Note 1h) .......                    (4,101,895)
                Unrealized appreciation on investments and foreign currency transactions--net ......                     6,077,412
                                                                                                                      ------------
                Net assets .........................................................................                  $ 77,137,772
                                                                                                                      ============
==================================================================================================================================
Net Asset       Class A--Based on net assets of $4,376,230 and 463,145 shares outstanding ..........                  $       9.45
Value:                                                                                                                ============
                Class B--Based on net assets of $57,423,535 and 6,189,230 shares outstanding .......                  $       9.28
                                                                                                                      ============
                Class C--Based on net assets of $4,311,668 and 465,918 shares outstanding ..........                  $       9.25
                                                                                                                      ============
                Class D--Based on net assets of $11,026,339 and 1,171,871 shares outstanding .......                  $       9.41
                                                                                                                      ============
==================================================================================================================================

                See Notes to Financial Statements.


                                    12 & 13

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

STATEMENT OF OPERATIONS

                    For the Year Ended June 30, 1998
==================================================================================================================================
Investment          Dividends (net of $114,009 foreign withholding tax) ............................                  $  1,225,146
Income              Interest and discount earned ...................................................                       274,359
(Notes 1e & 1f):                                                                                                      ------------
                    Total income ...................................................................                     1,499,505
                                                                                                                      ------------
==================================================================================================================================
Expenses:           Investment advisory fees (Note 2) ..............................................   $    894,653
                    Account maintenance and distribution fees--Class B (Note 2) ....................        811,135
                    Transfer agent fees--Class B (Note 2) ..........................................        197,543
                    Custodian fees .................................................................        143,010
                    Printing and shareholder reports ...............................................        123,110
                    Accounting services (Note 2) ...................................................        112,319
                    Registration fees (Note 1g) ....................................................         66,428
                    Professional fees ..............................................................         65,495
                    Account maintenance and distribution fees--Class C (Note 2) ....................         49,424
                    Account maintenance fees--Class D (Note 2) .....................................         37,011
                    Amortization of organization expenses (Note 1g) ................................         36,661
                    Directors' fees and expenses ...................................................         36,614
                    Transfer agent fees--Class D (Note 2) ..........................................         30,122
                    Pricing fees ...................................................................         17,610
                    Transfer agent fees--Class C (Note 2) ..........................................         12,639
                    Transfer agent fees--Class A (Note 2) ..........................................          8,926
                    Other ..........................................................................          9,722
                                                                                                       ------------
                    Total expenses .................................................................                     2,652,422
                                                                                                                      ------------
                    Investment loss--net ...........................................................                    (1,152,917)
                                                                                                                      ------------
==================================================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain        Investments--net ............................................................    (14,461,525)
(Loss) on              Foreign currency transactions--net ..........................................      1,092,352    (13,369,173)
Investments &                                                                                          ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net      Investments--net ............................................................      2,230,762
(Notes 1c, 1d,         Foreign currency transactions--net ..........................................        114,689      2,345,451
1f & 3):                                                                                               ------------   ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions ..........................................................                   (11,023,722)
                                                                                                                      ------------
                    Net Decrease in Net Assets Resulting from Operations ...........................                  $(12,176,639)
                                                                                                                      ============
==================================================================================================================================

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                 June 30,
                                                                                                       ---------------------------
                    Increase (Decrease) in Net Assets:                                                     1998           1997
==================================================================================================================================
Operations:         Investment loss--net ...........................................................   $ (1,152,917)  $ (1,273,307)
                    Realized gain (loss) on investments and foreign currency transactions--net .....    (13,369,173)     5,253,606
                    Change in unrealized appreciation/depreciation on investments and foreign
                    currency transactions--net .....................................................      2,345,451      4,475,472
                                                                                                       ------------   ------------
                    Net increase (decrease) in net assets resulting from operations ................    (12,176,639)     8,455,771
                                                                                                       ------------   ------------
==================================================================================================================================
Dividends &         Investment income--net:
Distributions to       Class A .....................................................................             --        (27,732)
Shareholders           Class B .....................................................................             --       (680,759)
(Note 1h):             Class C .....................................................................             --        (34,097)
                       Class D .....................................................................             --       (163,840)
                    In excess of investment income--net:
                       Class A .....................................................................             --        (66,906)
                       Class B .....................................................................             --     (1,642,412)
                       Class C .....................................................................             --        (82,264)
                       Class D .....................................................................             --       (395,284)
                    Realized gain on investments--net:
                       Class A .....................................................................             --       (179,170)
                       Class B .....................................................................             --     (6,808,450)
                       Class C .....................................................................             --       (324,707)
                       Class D .....................................................................             --     (1,160,558)
                    In excess of realized gain on investments--net:
                       Class A .....................................................................       (179,237)            --
                       Class B .....................................................................     (3,120,853)            --
                       Class C .....................................................................       (186,701)            --
                       Class D .....................................................................       (615,104)            --
                                                                                                       ------------   ------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders ................................................................     (4,101,895)   (11,566,179)
                                                                                                       ------------   ------------
==================================================================================================================================
Capital Share       Net decrease in net assets derived from capital share transactions .............    (48,755,903)   (17,802,460)
Transactions                                                                                           ------------   ------------
(Note 4):
==================================================================================================================================
Net Assets:         Total decrease in net assets ...................................................    (65,034,437)   (20,912,868)
                    Beginning of year ..............................................................    142,172,209    163,085,077
                                                                                                       ------------   ------------
                    End of year* ...................................................................   $ 77,137,772   $142,172,209
                                                                                                       ============   ============
==================================================================================================================================
                    *Undistributed investment income--net (Note 1i) ................................   $  2,013,949   $         --
                                                                                                       ============   ============
==================================================================================================================================

                    See Notes to Financial Statements.


                                    14 & 15

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS

                                                                                                      Class A
                                                                            --------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                    The following per share data and ratios have been derived                                         Oct. 21,
                    from information provided in the financial statements.       For the Year Ended June 30,          1994+ to
                                                                            ------------------------------------      June 30,
                    Increase (Decrease) in Net Asset Value:                   1998++       1997++        1996          1995
==============================================================================================================================
Per Share           Net asset value, beginning of period ................   $  10.69     $   10.86     $    8.92     $    9.82
Operating                                                                   --------     ---------     ---------     ---------
Performance:        Investment income (loss)--net .......................       (.01)          .01           .13           .04
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..............       (.81)          .72          1.97          (.93)
                                                                            --------     ---------     ---------     ---------
                    Total from investment operations ....................       (.82)          .73          2.10          (.89)
                                                                            --------     ---------     ---------     ---------
                    Less dividends and distributions:
                      Investment income--net ............................         --          (.09)         (.10)           --
                      In excess of investment income--net ...............         --          (.22)           --            --
                      Realized gain on investments--net .................         --          (.59)         (.06)           --
                      In excess of realized gain on investments--net ....       (.42)           --            --          (.01)
                                                                            --------     ---------     ---------     ---------
                    Total dividends and distributions ...................       (.42)         (.90)         (.16)         (.01)
                                                                            --------     ---------     ---------     ---------
                    Net asset value, end of period ......................   $   9.45     $   10.69     $   10.86     $    8.92
                                                                            ========     =========     =========     =========
==============================================================================================================================
Total Investment    Based on net asset value per share ..................      (7.15%)        7.53%        23.87%        (9.11%)@
Return:**                                                                   ========     =========     =========     =========
==============================================================================================================================
Ratios to           Expenses ............................................       1.63%         1.53%         1.55%         1.62%*
Average                                                                     ========     =========     =========     =========
Net Assets:         Investment income (loss)--net .......................       (.15%)         .13%          .46%         1.06%*
                                                                            ========     =========     =========     =========
==============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ............   $  4,376     $   5,508     $   3,083     $   5,992
Data:                                                                       ========     =========     =========     =========
                    Portfolio turnover ..................................      52.73%        63.17%        60.33%        47.96%
                                                                            ========     =========     =========     =========
==============================================================================================================================

                                                                                                      Class B
                                                                            --------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                    The following per share data and ratios have been derived                                          Aug. 5,
                    from information provided in the financial statements.       For the Year Ended June 30,          1994+ to
                                                                            ------------------------------------      June 30,
                    Increase (Decrease) in Net Asset Value:                   1998++       1997++        1996          1995
==============================================================================================================================
Per Share           Net asset value, beginning of period ................   $  10.54     $   10.71     $    8.84     $   10.00
Operating                                                                   --------     ---------     ---------     ---------
Performance:        Investment income (loss)--net .......................       (.12)         (.10)         (.06)          .01
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..............       (.78)          .72          2.04         (1.16)
                                                                            --------     ---------     ---------     ---------
                    Total from investment operations ....................       (.90)          .62          1.98         (1.15)
                                                                            --------     ---------     ---------     ---------
                    Less dividends and distributions:
                      Investment income--net ............................         --          (.06)         (.05)           --
                      In excess of investment income--net ...............         --          (.14)           --            --
                      Realized gain on investments--net .................         --          (.59)         (.06)           --
                      In excess of realized gain on investments--net ....       (.36)           --            --          (.01)
                                                                            --------     ---------     ---------     ---------
                    Total dividends and distributions ...................       (.36)         (.79)         (.11)         (.01)
                                                                            --------     ---------     ---------     ---------
                    Net asset value, end of period ......................   $   9.28     $   10.54     $   10.71     $    8.84
                                                                            ========     =========     =========     =========
==============================================================================================================================
Total Investment    Based on net asset value per share ..................      (8.15%)        6.47%        22.57%       (11.55%)@
Return:**                                                                   ========     =========     =========     =========
==============================================================================================================================
Ratios to           Expenses ............................................       2.67%         2.58%         2.61%         2.56%*
Average                                                                     ========     =========     =========     =========
Net Assets:         Investment income (loss)--net .......................      (1.25%)       (1.00%)        (.66%)         .10%*
                                                                            ========     =========     =========     =========
==============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ............   $ 57,424     $ 111,261     $ 131,656     $ 132,296
Data:                                                                       ========     =========     =========     =========
                    Portfolio turnover ..................................      52.73%        63.17%        60.33%        47.96%
                                                                            ========     =========     =========     =========
==============================================================================================================================

                    *  Annualized.
                    ** Total investment returns exclude the effects of sales
                       loads.
                    @  Aggregate total investment return.
                    +  Commencement of operations.
                    ++ Based on average shares outstanding.

                       See Notes to Financial Statements.


                                    16 & 17

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                      Class C
                                                                            -----------------------------------------------
                                                                                                                   For the
                                                                                                                   Period
                    The following per share data and ratios have been derived                                     Oct. 21,
                    from information provided in the financial statements.       For the Year Ended June 30,      1994+ to
                                                                            ------------------------------------   June 30,
                    Increase (Decrease) in Net Asset Value:                  1998++       1997++        1996          1995
===========================================================================================================================
Per Share           Net asset value, beginning of period ................   $  10.52     $  10.71     $   8.84     $   9.80
Operating                                                                   --------     --------     --------     --------
Performance:        Investment income (loss)--net .......................       (.12)        (.10)        (.05)         .01
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..............       (.79)         .71         2.03         (.96)
                                                                            --------     --------     --------     --------
                    Total from investment operations ....................       (.91)         .61         1.98         (.95)
                                                                            --------     --------     --------     --------
                    Less dividends and distributions:
                      Investment income--net ............................         --         (.06)        (.05)          --
                      In excess of investment income--net ...............         --         (.15)          --           --
                      Realized gain on investments--net .................         --         (.59)        (.06)          --
                      In excess of realized gain on investments--net ....       (.36)          --           --         (.01)
                                                                            --------     --------     --------     --------
                    Total dividends and distributions ...................       (.36)        (.80)        (.11)        (.01)
                                                                            --------     --------     --------     --------
                    Net asset value, end of period ......................   $   9.25     $  10.52     $  10.71     $   8.84
                                                                            ========     ========     ========     ========
===========================================================================================================================
Total Investment    Based on net asset value per share ..................      (8.19%)       6.38%       22.56%       (9.75%)@
Return:**                                                                   ========     ========     ========     ========
===========================================================================================================================
Ratios to           Expenses ............................................       2.69%        2.60%        2.63%        2.66%*
Average                                                                     ========     ========     ========     ========
Net Assets:         Investment income (loss)--net .......................      (1.23%)      (1.00%)       (.64%)        .20%*
                                                                            ========     ========     ========     ========
===========================================================================================================================
Supplemental        Net assets, end of period (in thousands) ............   $  4,312     $  5,962     $  5,753     $  4,924
Data:                                                                       ========     ========     ========     ========
                    Portfolio turnover ..................................      52.73%       63.17%       60.33%       47.96%
                                                                            ========     ========     ========     ========
===========================================================================================================================

                                                                                                      Class D
                                                                            -----------------------------------------------
                                                                                                                    For the
                                                                                                                     Period
                    The following per share data and ratios have been derived                                        Aug. 5,
                    from information provided in the financial statements.       For the Year Ended June 30,       1994+ to
                                                                            ------------------------------------    June 30,
                    Increase (Decrease) in Net Asset Value:                  1998++       1997++         1996          1995
===========================================================================================================================
Per Share           Net asset value, beginning of period ................   $  10.66     $  10.83     $   8.91     $  10.00
Operating                                                                   --------     --------     --------     --------
Performance:        Investment income (loss)--net .......................       (.05)        (.02)         .02          .08
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..............       (.79)         .72         2.05        (1.16)
                                                                            --------     --------     --------     --------
                    Total from investment operations ....................       (.84)         .70         2.07        (1.08)
                                                                            --------     --------     --------     --------
                    Less dividends and distributions:
                      Investment income--net ............................         --         (.08)        (.09)          --
                      In excess of investment income--net ...............         --         (.20)          --           --
                      Realized gain on investments--net .................         --         (.59)        (.06)          --
                      In excess of realized gain on investments--net ....       (.41)          --           --         (.01)
                                                                            --------     --------     --------     --------
                    Total dividends and distributions ...................       (.41)        (.87)        (.15)        (.01)
                                                                            --------     --------     --------     --------
                    Net asset value, end of period ......................   $   9.41     $  10.66     $  10.83     $   8.91
                                                                            ========     ========     ========     ========
===========================================================================================================================
Total Investment    Based on net asset value per share ..................      (7.43%)       7.27%       23.50%      (10.85%)@
Return:**                                                                   ========     ========     ========     ========
===========================================================================================================================
Ratios to           Expenses ............................................       1.88%        1.80%        1.83%        1.77%*
Average                                                                     ========     ========     ========     ========
Net Assets:         Investment income (loss)--net .......................       (.46%)       (.21%)        .10%         .90%*
                                                                            ========     ========     ========     ========
===========================================================================================================================
Supplemental        Net assets, end of period (in thousands) ............   $ 11,026     $ 19,441     $ 22,593     $ 23,928
Data:                                                                       ========     ========     ========     ========
                    Portfolio turnover ..................................      52.73%       63.17%       60.33%       47.96%
                                                                            ========     ========     ========     ========
===========================================================================================================================

                    *  Annualized.
                    ** Total investment returns exclude the effects of sales
                       loads.
                    @  Aggregate total investment return.
                    +  Commencement of operations.
                    ++ Based on average shares outstanding.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has


                                    18 & 19

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998
exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes posses sion of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,166,866 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain ohter services necessary to the operations of tahe Fund. For such services, the Fund pays a monthly fee of


                                    20 & 21

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended June 30, 1998, MLAM paid MLAM U.K. a fee of $104,922 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Account     Distribution
                                                    Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..........................................       0.25%         0.75%
Class C ..........................................       0.25%         0.75%
Class D ..........................................       0.25%           --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A .............................................     $    1         $    16
Class D .............................................     $1,389         $18,661
--------------------------------------------------------------------------------

For the year ended June 30, 1998, MLPF&S received contingent deferred sales charges of $303,045 and $904 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $52,087 in commissions on the execution of portfolio security transactions for the year ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., PFD, MLFDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 were $52,817,634 and $125,952,531, respectively.

Net realized gains (losses) for the year ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Investments:
   Long-term .............................      $(14,051,563)      $  5,944,119
   Short-term ............................                 1                 --
   Financial futures contracts ...........          (409,963)                --
                                                ------------       ------------
Total investments ........................       (14,461,525)         5,944,119
                                                ------------       ------------
Currency transactions:
   Options purchased .....................           318,593                 --
   Foreign currency transactions .........           (69,399)            (2,989)
   Forward foreign exchange
   contracts .............................           843,158            136,282
                                                ------------       ------------
Total currency transactions ..............         1,092,352            133,293
                                                ------------       ------------
Total ....................................      $(13,369,173)      $  6,077,412
                                                ============       ============
--------------------------------------------------------------------------------

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,472,609, of which $11,973,919 related to appreciated securities and $6,501,310 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $70,175,126.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $48,755,903 and $17,802,460 for the years ended June 30, 1998 and June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           249,406        $ 2,387,315
Shares issued to shareholders
in reinvestment of distributions .........            20,207            169,132
                                                 -----------        -----------
Total issued .............................           269,613          2,556,447
Shares redeemed ..........................          (321,602)        (3,143,854)
                                                 -----------        -----------
Net decrease .............................           (51,989)       $  (587,407)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 1997                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           640,103        $ 6,302,473
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            25,500            247,091
                                                 -----------        -----------
Total issued .............................           665,603          6,549,564
Shares redeemed ..........................          (434,307)        (4,334,013)
                                                 -----------        -----------
Net increase .............................           231,296        $ 2,215,551
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           806,805       $  7,993,861
Shares issued to shareholders
in reinvestment of distributions .........           232,743          1,922,455
                                                 -----------       ------------
Total issued .............................         1,039,548          9,916,316
Automatic conversion of shares ...........           (67,577)          (647,295)
Shares redeemed ..........................        (5,341,218)       (50,176,950)
                                                 -----------       ------------
Net decrease .............................        (4,369,247)      $(40,907,929)
                                                 ===========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended June 30, 1997                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,372,220       $  24,001,485
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           555,932          5,336,945
                                                 -----------       ------------
Total issued .............................         2,928,152         29,338,430
Automatic conversion of shares ...........           (31,361)          (318,122)
Shares redeemed ..........................        (4,628,694)       (46,586,988)
                                                 -----------       ------------
Net decrease .............................        (1,731,903)      $(17,566,680)
                                                 ===========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           130,137        $ 1,244,803
Shares issued to shareholders
in reinvestment of distributions .........            20,457            168,573
                                                 -----------        -----------
Total issued .............................           150,594          1,413,376
Shares redeemed ..........................          (251,350)        (2,376,441)
                                                 -----------        -----------
Net decrease .............................          (100,756)       $  (963,065)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 1997                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           251,158        $ 2,498,757
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            41,482            397,810
                                                 -----------        -----------
Total issued .............................           292,640          2,896,567
Shares redeemed ..........................          (263,160)        (2,632,858)
                                                 -----------        -----------
Net increase .............................            29,480        $   263,709
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           900,213        $ 8,509,284
tomatic conversion of shares .............            66,777            647,295
Shares issued to shareholders
in reinvestment of distributions .........            46,481            387,646
                                                 -----------        -----------
Total issued .............................         1,013,471          9,544,225
Shares redeemed ..........................        (1,665,808)       (15,841,727)
                                                 -----------        -----------
Net decrease .............................          (652,337)       $(6,297,502)
                                                 ===========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 1997                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................           599,650        $ 6,180,271
Automatic conversion of shares ...........            31,011            318,122
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            99,660            963,719
                                                 -----------        -----------
Total issued .............................           730,321          7,462,112
Shares redeemed ..........................          (992,678)       (10,177,152)
                                                 -----------        -----------
Net decrease .............................          (262,357)       $(2,715,040)
                                                 ===========        ===========
--------------------------------------------------------------------------------

5. Commitments:

At June 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $796,000.

6. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $1,632,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                    22 & 23

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors,
Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 15, 1998

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global SmallCap Fund, Inc. during its fiscal year ended June 30, 1998:

-----------------------------------------------------------------------------------------------------
                                       Qualifying  Non-Qualifying
                                        Domestic      Domestic     Foreign     Total    Foreign Taxes
                 Record      Payable    Ordinary      Ordinary     Source    Ordinary      Paid or
                  Date        Date       Income        Income      Income     Income      Withheld
-----------------------------------------------------------------------------------------------------
Class A Shares   12/12/97    12/22/97  $.010791    $.342829        $.067879  $.421499     $.010042
-----------------------------------------------------------------------------------------------------
Class B Shares   12/12/97    12/22/97  $.009128    $.289971        $.057413  $.356512     $.010042
-----------------------------------------------------------------------------------------------------
Class C Shares   12/12/97    12/22/97  $.009323    $.296172        $.058641  $.364136     $.010042
-----------------------------------------------------------------------------------------------------
Class D Shares   12/12/97    12/22/97  $.010390    $.330073        $.065353  $.405816     $.010042
-----------------------------------------------------------------------------------------------------

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


                                    24 & 25

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1998

PORTFOLIO INFORMATION (unaudited)

Worldwide Investments As of 6/30/98

                                                       Country of     Percent of
Ten Largest Equity Holdings                              Origin       Net Assets

Paxson Communications Corp. ......................   United States       1.3%
Four Seasons Hotels Ltd. .........................   Canada              1.3
Sanyo Coca-Cola Bottling
   Co., Ltd. .....................................   Japan               1.2
Roland Corporation ...............................   Japan               1.1
Structural Dynamics Research
   Corp. .........................................   United States       1.0
Midway Games Inc. ................................   United States       1.0
ICT Automatisering NV ............................   Netherlands         0.9
American National Insurance Co. ..................   United States       0.9
Inspec Group PLC .................................   United Kingdom      0.9
Grupen Mandator AB (B Shares) ....................   Sweden              0.8

                                                                      Percent of
Ten Largest Industries                                                Net Assets

Computer Software .................................................      8.8%
Electronics .......................................................      3.7
Insurance .........................................................      3.4
Metals ............................................................      2.9
Computer Services .................................................      2.8
Natural Resources .................................................      2.6
Telecommunications & Equipment ....................................      2.4
Banking & Finance .................................................      2.3
Healthcare--Products/Services .....................................      2.2
Holding Company ...................................................      2.2

EQUITY PORTFOLIO CHANGES

For the Quarter Ended June 30, 1998

Additions

  Agresso Group ASA
  Atkins Carlyle Ltd.
* Aurora Foods Inc.
  Broderbund Software, Inc.
* CIPE France S.A.
  Caribiner International, Inc.
  Compagnie des Signaux S.A.
  DVI, Inc.
  Dover Downs Entertainment, Inc.
  EM.TV & Merchandising AG
* Federated Investors, Inc.
* Gerber Childrenswear, Inc.
  Information Resources, Inc.
  Jungheinrich AG (Preferred)
  Micro Focus Group PLC
  Midway Games Inc.
  Newpark Resources, Inc.
  Pharmacopeia, Inc.
  Platinum Technology, Inc.
  Rational Software Corporation
  Read-Rite Corporation
* Restoration Hardware, Inc.
* STET Hellas Telecommunications S.A.
  Selecta Group (The)
  TEGE S.A.
  TriQuint Semiconductor, Inc.
  Union Tool Co.
  Unique International NV

Deletions

  ADO Electric Industrial Co., Ltd.
  Acorn Group PLC
  Anhui Conch Cement Co. Ltd. (Class H)
  Ariake Japan Co., Ltd.
* Aurora Foods Inc.
  Axiom, Inc.
  Baker (J.), Inc.
  Bang & Olufsen Holding A/S (Class B)
  Business Objects S.A. (ADR)
* CIPE France S.A.
  Callaway Golf Company
  Cambior Inc.
  Canon Chemicals, Inc.
  Centrais Eletricas de Santa Catarina S.A.
    (CELESC) 'B' (Preferred)
  Cephalon, Inc.
  Chiyoda Integre Co., Ltd.
  Cofidur S.A.
  Comdial Corporation
  Corporate Services Group PLC
  Cylink Corporation
  Department 56, Inc.
  Dewhirst Group PLC
  Disetronic Holding AG
  Elektrim Towarzystwo Handlowe S.A.
  Establecimentos Jeronimo Martins & Filho S.A.
  Fairey Group PLC
* Federated Investors, Inc.
  Fernz Corporation Ltd.
  Fingerhut Companies, Inc.
* Gerber Childrenswear, Inc.
  Grimoldi S.A.
  Grupo Financiero Banorte, S.A. de C.V.
    (Class B)
  Grupo Radio Centro, S.A. de C.V. (ADR)
  Guangdong Kelon Electrical Holdings
    Company Ltd. (Class H)
  Harbin Power Equipment Company Ltd.
  Hokkaido Coca-Cola Bottling Co., Ltd.
  Ikos Systems, Inc.
  Industrial Credit & Investment
    Corporation of India Ltd. (ICICI) (GDR)
  Industrial Finance Corporation of
    Thailand
  International Business Systems AB
  Japan CBM Corp.
  Japan Foundation Engineering Co., Ltd.
  KSB AG (Preferred)
  Keihanshin Real Estate Co. Ltd.
  Mas Tec, Inc.
  Matthew Clark PLC
  Mercer International, Inc.
  Metro Cash & Carry Ltd.
  Murakami Corporation
  NBM-Amstelland NV
  Nasionale Pers Beperk
  New Straits Times Press BHD
  Nippon Chutetsukan K.K.
  Nippon Konpo Unyu Soko Co.
  Nitto Kohki Company Ltd.
  Nizhnovenergo
  Ohsho Food Service Corp.
  Organo Corporation
  Oxford Molecular Group PLC
  PT Bank Bali (Foreign)
  PT Wicaksana Overseas International
  Paints & Chemicals Industries Co.
    S.A.E. (GDR)
  QPL International Holdings Ltd.
* Restoration Hardware, Inc.
  SAI Automotive AG
* STET Hellas Telecommunications S.A.
  Seni Jaya Corporation BHD
  Shin-Etsu Polymer Co., Ltd.
  Shinmei Electric Co.
  Sinocan Holdings Ltd.
  Smartone Telecommunications
  Smith (W.H.) Group PLC
  Sudamtex de Venezuela S.A.C.A. (ADR)
  Sumisho Computer Systems Corp.
  Southern Energy Homes, Inc.
  TKC Corporation
  Tingyi (Cayman Islands) Holdings Co.
  Toyo Kohan Co., Ltd.
  Trenwick Group, Inc.
  Vivus, Inc.
  Waddell & Reed Financial, Inc. (Class A)
  Wrightson Ltd.
  Yondenko Corp.

* Added and deleted in the same quarter.


                                    26 & 27

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #18177--6/98

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